UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2026

INFLECTION POINT ACQUISITION CORP. VI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43212	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Michigan Avenue Suite 700 #1031

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 295-5830

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	IPFXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPFX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPFXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2026, Inflection Point Acquisition Corp. VI (the “Company”) consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company (the “Public Shares”), par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-292443) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 23, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated March 26, 2026, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated March 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated March 26, 2026, by and among the Company, its executive officers, its directors, and the Company’s sponsor, Inflection Point Holdings VI LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated March 26, 2026, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated March 26, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated March 26, 2026, by and between the Company and the Representative (the “Representative Private Placement Warrants Purchase Agreement” and together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	A Services and Indemnification Agreement, dated March 26, 2026, by and among the Company, the Sponsor and Inflection Point Asset Management LLC, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated March 26, 2026 as filed with the Commission on March 30, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On March 30, 2026, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 7,400,000 private placement warrants (the “Private Placement Warrants”) to the Sponsor and Representative at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,400,000. Of the 7,400,000 Private Placement Warrants, the Sponsor purchased 5,000,000 Private Placement Warrants and the Representative purchased 2,400,000 Private Placement Warrants. The Private Placement Warrants are identical to the warrants sold in the IPO, except that, for so long as the Private Placement Warrants are held by the Sponsor, Representative or their permitted transferees, the Private Placement Warrants (i) may not (including the Class A Ordinary Shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) will be entitled to registration rights and (iii) with respect to private placement warrants held by Cantor Fitzgerald & Co. and/or its designees, will not be exercisable more than five years from the commencement of sales in this offering in accordance with FINRA Rule 5110(g)(8). The Private Placement Warrants will be worthless if the Company does not complete an initial business combination. The material terms of the Private Placement Warrants are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, in connection with the IPO, William Denkin, Christopher Kellen, Steven Tannenbaum and Carolyn Trabuco were appointed to the board of directors of the Company (the “Board”). Mr. Denkin, Mr. Kellen, Mr. Tannenbaum and Ms. Trabuco are independent directors. Effective March 26, 2026, Mr. Denkin, Mr. Kellen, Mr. Tannenbaum and Ms. Trabuco were appointed to the Board’s Audit Committee, with Mr. Denkin serving as chair of the Audit Committee, and Mr. Denkin and Ms. Trabuco were appointed to the Board’s Compensation Committee, with Ms. Trabuco serving as chair of the Compensation Committee.

Following the appointment of Mr. Denkin, Mr. Kellen, Mr. Tannenbaum and Ms. Trabuco, the Board is comprised of three classes. The term of office of the first class of directors, which consists of Christopher Kellen, will expire at the Company’s first annual general meeting. The term of office of the second class of directors, which consists of Steven Tannenbaum and Carolyn Trabuco, will expire at the second annual general meeting. The term of office of the third class of directors, which consists of Michael Blitzer and William Denkin, will expire at the third annual general meeting.

On March 26, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement, as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $253,000,000 of the net proceeds from the IPO (which amount includes $12,045,000 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be withdrawn to fund the Company’s working capital requirements, subject to an annual limit of $500,000 (plus the rollover of unused amounts from prior years), and/or to pay for the Company’s taxes (any withdrawals to pay for its taxes (which shall exclude any 1% U.S. federal excise tax on stock repurchases under the Inflation Reduction Act of 2022 that is imposed on the Company, if any) shall not be subject to the $500,000 annual limitation described in the foregoing)), the proceeds from this offering and the sale of the private placement warrants deposited into the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial business combination if the Company determines it is desirable to facilitate the completion of the initial business combination, (ii) the redemption of its Public Shares if the Company is unable to complete its initial business combination within the completion window, subject to applicable law, or (iii) the redemption of its Public Shares properly submitted in connection with an amendment of the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its Public Shares if it has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On March 27, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 31, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2026, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 26, 2026, by and among the Company, its executive officers, its directors, and Inflection Point Holdings VI LLC.
10.2	Investment Management Trust Agreement, dated March 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 26, 2026, by and among the Company, Inflection Point Holdings VI LLC and the Holders signatory thereto.
10.4	Private Placement Warrants Purchase Agreement, dated March 26, 2026, by and between the Company and Inflection Point Holdings VI LLC.
10.5	Private Placement Warrants Purchase Agreement, dated March 26, 2026, by and between the Company and Cantor Fitzgerald & Co.
10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-292443), filed by the Company on February 26, 2026).
10.7	Services and Indemnification Agreement, dated March 26, 2026, by and between the Company, Inflection Point Holdings VI LLC and Inflection Point Asset Management LLC.
99.1	Press Release, dated March 27, 2026.
99.2	Press Release, dated March 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. VI

	By:	/s/ Kevin Shannon
		Name:	Kevin Shannon
		Title:	Chief Executive Officer

Dated: March 31, 2026

4